UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2019

ARQULE, INC.

(Exact Name of Issuer as Specified in Charter)

Delaware	000-21429	04-3221586
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Wall Street Burlington, MA
(Address of principal executive offices)

01803
(Zip Code)

(781) 994-0300
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	ARQL	The NASDAQ Stock Market LLC (NASDAQ Global Market)

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 14, 2019, at the 2019 Annual Meeting of Stockholders (the “Annual Meeting”) of ArQule, Inc. (the “Registrant”), the Registrant’s stockholders approved an amendment and restatement of its 2014 Equity Incentives Plan (the “2014 Plan”) to increase the number of shares of common stock available for issuance under the 2014 Plan by 2,750,000 shares.

The foregoing description of the 2014 Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the 2014 Plan, a copy of which was filed as Appendix A to the Registrant’s definitive proxy statement filed with the Securities and Exchange Commission on March 28, 2019.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Registrant’s stockholders voted:

1.	To elect Susan L. Kelley and Michael D. Loberg as directors to hold office for a term of three years and until their respective successors are elected and qualified;

2.	To approve an amendment to the Registrant’s 2014 Plan to increase the number of shares of common stock available for issuance under the plan by 2,750,000 shares;

3.	To ratify the selection of PricewaterhouseCoopers LLP as the Registrant’s independent registered public accounting firm for the year ending December 31, 2019; and

4.	To approve, by non-binding vote, the compensation of the Registrant’s named executive officers.

The tabulation of votes with respect to these proposals was as follows:

Proposal 1: Election of Directors

NAME	FOR	WITHHELD	BROKER NON-VOTES
Susan L. Kelley	75,623,972	1,391,146	21,767,110

Michael D. Loberg	67,099,419	9,915,699	21,767,110

Proposal 2: Amendment and Restatement of 2014 Plan

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
75,701,582	495,829	817,707	21,767,110

Proposal 3: Ratification of Independent Registered Public Accounting Firm

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
97,660,213	291,174	830,841	0

Proposal 4: Non-Binding Vote on Executive Compensation

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
75,177,394	974,102	863,622	21,767,110

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 10.1	Amended and Restated 2014 Equity Incentives Plan (incorporated by reference from Appendix A to the definitive proxy statement filed with the Securities and Exchange Commission on March 28, 2019) *

*	Indicates a management contract or compensatory plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARQULE, INC.
(Registrant)

May 14, 2019	/s/ Peter S. Lawrence
Peter S. Lawrence
President and Chief Operating Officer